UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 18, 2005

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26994	94-2901952
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Brannan Street

San Francisco, California 94107

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     ITEM 1.01 Entry into a Material Definitive Agreement

     ITEM 9.01 Financial Statements and Exhibits

     SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement

On May 18, 2005, at the Advent Software, Inc. (the “Company”) annual meeting of stockholders, stockholders approved the Company’s 2005 Employee Stock Purchase Plan (the “2005 ESPP”) and an amendment to the Company’s 2002 Stock Plan (the “Stock Plan”). The 2005 ESPP and amended Stock Plan proposed at the meeting, which were conditioned on stockholder approval, therefore became effective on May 18, 2005. Descriptions of the material provisions of the 2005 ESPP and the amendments to the Stock Plan are described in our definitive proxy statement filed on April 22, 2005. The documents are filed as exhibits hereto.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following items are filed as exhibits to this report:

10.1    Advent Software, Inc. 2005 Employee Stock Purchase Plan

10.2    Advent Software, Inc. 2002 Stock Plan, as amended and restated as of May 18, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

By:	/s/ Graham V. Smith Graham V. Smith Executive Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

Dated: May 23, 2005